EXHIBIT 99.1

NEWS RELEASE	NEWS RELEASE	NEWS RELEASE	NEWS RELEASE
FOR IMMEDIATE RELEASE
American Express Company Announces Exchange Offer and Consent Solicitation
for Certain American Express Credit Corporation Notes
NEW YORK, November 1, 2021 -- American Express Company (NYSE: AXP) (“American Express”) today announced that it has commenced, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated November 1, 2021 (the “Offering Memorandum and Consent Solicitation Statement”), an offer to exchange (the “Exchange Offer”) any and all 3.300% Senior Notes due May 3, 2027 (the “Credco Notes”) issued by American Express Credit Corporation (“Credco”), a wholly-owned subsidiary of American Express Company, for new 3.300% Senior Notes due May 3, 2027 (the “AXP Notes”) issued by American Express.
The following table sets forth the Exchange Consideration, Early Participation Premium and Total Consideration for the Exchange Offer:

Aggregate Principal Amount Outstanding (1)	Credco Notes to be Exchanged	CUSIP No.	AXP Notes to be Issued	Exchange Consideration(2)		Early Participation Premium (2)	Total Consideration(2)(3)
				AXP Notes (principal amount)	Cash	AXP Notes (principal amount)	AXP Notes (principal amount)	Cash
$2,000,000,000	3.300% Senior Notes due May 3, 2027	0258M0EL9	3.300% Senior Notes due May 3, 2027	$970	$2.50	$30	$1,000	$2.50

(1)	As of the date hereof, none of the Credco Notes are known by us to be held by American Express, Credco or affiliates thereof.
(2)	Consideration per $1,000 principal amount of Credco Notes validly tendered and accepted, subject to any rounding as described herein.
(3)	Includes the Early Participation Premium for Credco Notes validly tendered prior to the Early Participation Date described below and not validly withdrawn.
Concurrently with the Exchange Offer, Credco is soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture under which the Credco Notes were issued (the “Credco Indenture”) that would, among other things, eliminate certain of the covenants and events of default in the Credco Indenture (including the reporting covenant). As part of ongoing plans to simplify American Express’ funding and reporting structure, Credco intends to deregister with the Securities Exchange Commission (the “SEC”) and to cease reporting pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as it may do so in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder. This is currently expected to occur in early 2022. Although the proposed amendments to the Credco Indenture discussed above would eliminate the reporting covenant in the Credco Indenture, once Credco ceases reporting pursuant to Section 13 or

15(d) of the Exchange Act, stand-alone information regarding Credco will no longer be publicly available in any case. In addition, the Credco Indenture does not include a covenant to maintain a credit rating. As a result, following completion of the Exchange Offer, certain credit ratings on Credco or on any unexchanged Credco Notes may be withdrawn.
Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to eligible holders (“eligible holders”) of the Credco Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person,” outside the United States within the meaning of Regulation S under the Securities Act and a Non-U.S. qualified offeree (as defined in the Offering Memorandum and Consent Solicitation Statement), and, in either case, not located in or a resident of Canada. The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, at (866) 356-7814 (U.S. toll-free) or (212) 269-5550 (banks and brokers). The eligibility form is available electronically at: http://www.dfking.com/axp.
The consummation of the Exchange Offer and Consent Solicitation are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement, including, among other things, the receipt of valid consents to the proposed amendments to the Credco Indenture from the holders of not less than a majority of the outstanding aggregate principal amount of the Credco Notes.
Eligible holders who validly tender their Credco Notes prior to 5:00 p.m., New York City time, on November 15, 2021, unless extended (such date and time, as they may be extended, the “Early Participation Date”), will be eligible to receive the total consideration set forth in the table above (the “Total Consideration”), which includes the early participation premium set forth in such table (the “Early Participation Premium”), for all such Credco Notes that are accepted on the Early Participation Date. For Credco Notes validly tendered after the Early Participation Date but prior to 11:59 p.m., New York City time, on November 30, 2021, unless extended (such date and time, as they may be extended, the “Expiration Date”), holders of such Credco Notes will not be eligible to receive the Early Participation Premium and, accordingly, will only be eligible to receive the exchange consideration set forth in the table above (the “Exchange Consideration”). Tenders of Credco Notes may be withdrawn at any time prior to the Early Participation Date, but thereafter such tenders will be irrevocable (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights may be required by law or if such Withdrawal Deadline is otherwise extended by American Express. American Express plans to issue the AXP Notes promptly on or about the second business day following the Expiration Date.
Eligible holders of Credco Notes may not consent to the proposed amendments without tendering their Credco Notes and may not tender their Credco Notes without consenting to the proposed amendments. If an eligible holder tenders Credco Notes in the Exchange Offer, such holder will be deemed to consent, with respect to the principal amount of such tendered Credco Notes, to the amendment of the Credco Indenture.
The AXP Notes have not been registered under the Securities Act or any state or foreign securities laws. American Express will agree to use commercially reasonable efforts to file an exchange offer registration statement to exchange the AXP Notes for a new issue of substantially identical debt securities registered under the Securities Act within 365 days after the settlement of the Exchange Offer. American Express will also agree to use reasonable best efforts to file a shelf registration statement to cover resales of the AXP Notes under certain circumstances. The AXP Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
Cautionary Statement
This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement.

In the European Economic Area, with respect to any member state, this release is only addressed to and directed at “qualified investors” in that member state within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”).
In the United Kingdom, this release is only addressed to and directed at “qualified investors” within the meaning of Article 2(e) of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), or (ii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “Relevant Persons”). This release is directed only at Relevant Persons and must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this release relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Exchange Offer and Consent Solicitation, contain words such as “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Actual results may differ from those set forth in the forward-looking statements due to a variety of factors, including market conditions, the satisfaction of the conditions described in the Offering Memorandum and Consent Solicitation Statement and those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements.
ABOUT AMERICAN EXPRESS
American Express is a globally integrated payments company, providing customers with access to products, insights and experiences that enrich lives and build business success. Learn more at americanexpress.com and connect with us on facebook.com/americanexpress, instagram.com/americanexpress, linkedin.com/company/american-express, twitter.com/americanexpress, and youtube.com/americanexpress.
Key links to products, services and corporate responsibility information: personal cards, business cards, travel services, gift cards, prepaid cards, merchant services, Accertify, Kabbage, Resy, corporate card, business travel, diversity and inclusion, corporate responsibility and Environmental, Social, and Governance reports.
Source: American Express Company
Location: Global
Media:
Leah M. Gerstner, Leah.M.Gerstner@aexp.com, +1.212.640.3174
Andrew R. Johnson, Andrew.R.Johnson@aexp.com, +1.212.640.8610
Investors/Analysts:
Vivian Y. Zhou, Vivian.Y.Zhou@aexp.com, +1.212.640.5574
Melanie L. Michel, Melanie.L.Michel@aexp.com, +1.212.640.5574

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